ARTICLES OF AMENDMENT

for a

MARYLAND STOCK CORPORATION

Liberty All-Star Growth Fund, Inc. a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that the charter of the corporation shall be and hereby is amended as follows:

Paragraph (1) of Article V of the Articles of Incorporation has been amended to increase the number of authorized shares from sixty million (60,000,000) shares, of the par value of ten cents ($.10) per share to two hundred million (200,000,000) shares, of the par value of ten cents ($.10) per share and, as amended, shall read as follows:

(1) The total number of shares of capital stock that the Corporation shall have the authority to issue is two hundred million (200,000,000) shares, of the par value of ten cents ($.10) per share and of the aggregate par value of twenty million dollars ($20,000,000), all of which two hundred million ($200,000,000) are designated Common Stock.

This amendment of the charter of the corporation has been approved by the Directors and Stockholders.

The undersigned acknowledges that this is an act of the above-named corporation, and verifies, under the penalties for perjury, that the matters and facts stated herein, which require such verification, are true and accurate, to the best of his/her knowledge, information, and belief.

ATTESTED TO BY Sareena Khwaja-Dixon,	SIGNED BY William R. Parmentier,
Secretary	President

Return address of filing party:

Liberty All-Star Growth Fund, Inc.

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203